Income Taxes	12 Months Ended
Dec. 25, 2010
Income Tax Expense (Benefit) [Abstract]
Income Taxes
Note 13: Income Taxes
For income tax purposes, the domestic and foreign components of income (loss) before taxes were as follows:

(in millions)	2010	2009	2008
Domestic	$(16.3)	$29.3	$6.5
Foreign	316.0	207.8	195.4
Total	$299.7	$237.1	$201.9
The provision (benefit) for income taxes was as follows:

(in millions)	2010	2009	2008
Current:
Federal	$(4.2)	$39.1	$24.8
Foreign	85.8	66.3	50.8
State	0.5	1.1	1.3
	82.1	106.5	76.9
Deferred:
Federal	(9.2)	(38.0)	(39.7)
Foreign	1.7	(6.2)	3.5
State	(0.5)	(0.3)	(0.2)
	(8.0)	(44.5)	(36.4)
Total	$74.1	$62.0	$40.5
The domestic and foreign components of income (loss) before taxes reflect an adjustment as required under a U.S.-Japanese advanced pricing agreement.
The differences between the provision for income taxes and income taxes computed using the U.S. federal statutory rate was as follows:

(in millions)	2010	2009	2008
Amount computed using statutory rate	$104.9	$83.0	$70.7
(Reduction) increase in taxes resulting from:
Net benefit from repatriating foreign earnings and direct foreign tax credits	(8.8)	(7.8)	(9.7)
Foreign income taxes	(21.7)	(11.2)	(24.7)
U.S. tax impact of foreign currency transactions	(0.2)	(1.3)	(5.1)
Impact of changes in Mexican legislation and revaluation of tax assets	(3.2)	4.5	6.6
Other changes in valuation allowances for deferred tax assets	2.1	2.9	2.6
Foreign and domestic tax audit settlement and adjustments	(1.8)	(9.1)	0.3
Other	2.8	1.0	(0.2)
Total	$74.1	$62.0	$40.5
The effective tax rates are below the U.S. statutory rate, primarily reflecting the availability of excess foreign tax credits as well as lower foreign effective tax rates. Included in the 2010 net benefit from repatriating foreign earnings and direct foreign tax credits caption above are a $16.1 million tax benefit of repatriating high tax foreign earnings and direct foreign tax credits and $22.3 million of certain previously unrecognized foreign tax credit benefits, partially offset by the $29.6 million U.S. tax cost due to repatriation of low tax foreign earnings in 2010.
Deferred tax (liabilities) assets were composed of the following:

(in millions)	2010	2009
Purchased intangibles	$(46.2)	$(48.5)
Other	(29.6)	(27.2)
Gross deferred tax liabilities	(75.8)	(75.7)
Credit and net operating loss carry forwards (net of unrecognized tax benefits)	343.1	304.6
Fixed assets basis differences	27.6	26.3
Employee benefits accruals	48.7	41.3
Postretirement benefits	13.5	14.6
Inventory	9.7	7.7
Accounts receivable	13.8	12.4
Depreciation	6.4	5.7
Deferred costs	25.0	27.2
Liabilities under interest rate swap contracts	8.5	10.3
Capitalized intangibles	20.6	16.9
Other accruals	40.7	62.4
Gross deferred tax assets	557.6	529.4
Valuation allowances	(99.8)	(99.0)
Net deferred tax assets	$382.0	$354.7
At December 25, 2010, the Company had domestic federal and state net operating loss carry forwards of $61.2 million, separate state net operating loss carry forwards of $106.5 million, and foreign net operating loss carry forwards of $541.5 million. Of the total foreign and domestic net operating loss carry forwards, $523.7 million expire at various dates from 2011 to 2030, while the remainder have unlimited lives. During 2010, the Company realized net cash benefits of $13.8 million related to foreign net operating loss carry forwards. At December 25, 2010 and December 26, 2009, the Company had estimated foreign tax credit carry forwards of $176.1 million and $129.2 million, respectively, most of which expire in the years 2014 through 2020 if not utilized. Deferred costs in 2010 include assets of $23.7 million related to advanced payment agreements entered into by the company with its foreign subsidiaries, which are expected to reverse over the next three years. At December 25, 2010 and December 26, 2009, the Company had valuation allowances against certain deferred tax assets totaling $99.8 million and $99.0 million, respectively. These valuation allowances relate to tax assets in jurisdictions where it is management’s best estimate that there is not a greater than 50 percent probability that the benefit of the assets will be realized in the associated tax returns. The likelihood of realizing the benefit of deferred tax assets is assessed on an ongoing basis. Consequently, future material changes in the valuation allowance are possible. The credit and net operating loss carryforwards were impacted by an increase to federal foreign tax credit carryforwards (net of offsetting tax reserves) of $34.7 million. The change in the Other accruals caption above is impacted by the timing of realization of foreign exchange gains and losses in the United States as well as multiple other timing differences across various foreign jurisdictions. Certain prior year components of deferred tax (liabilities) assets have been reclassified to conform to current year presentation.
The Company paid income taxes, net, in 2010, 2009 and 2008 of $80.7 million, $85.2 million and $70.5 million, respectively. The Company has a foreign subsidiary which receives a tax holiday that expires in 2020. The net benefit of this and other expired tax holidays was $0.8 million, $0.7 million and $1.5 million in 2010, 2009 and 2008, respectively.
As of December 25, 2010 and December 26, 2009, the Company’s gross unrecognized tax benefit was $27.3 million and $53.1 million, respectively. The Company estimates that approximately $22.3 million of the unrecognized tax benefits, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in millions)	2010	2009	2008
Balance, beginning of year	$53.1	$46.9	$41.1
Additions based on tax positions related to the current year	10.5	15.1	11.2
Additions for tax positions of prior years	2.8	0.7	2.1
Reductions for tax positions of prior years	(27.2)	(8.7)	(2.8)
Settlements	(11.3)	(0.5)	(1.3)
Reductions for lapse in statute of limitations	(0.9)	(2.1)	(1.9)
Impact of foreign currency rate changes versus the U.S. dollar	0.3	1.7	(1.5)
Balance, end of year	$27.3	$53.1	$46.9
Interest and penalties related to uncertain tax positions on the Company’s global operations are recorded as a component of the provision for income taxes. Accrued interest and penalties were $5.1 million and $12.4 million as of December 25, 2010 and December 26, 2009, respectively. Interest and penalties included in the provision for income taxes totaled $0.8 million and $0.9 million for 2010 and 2008, respectively. In 2009, the Company recorded a benefit of $1.0 million to the provision related to interest and penalties from the reversals of certain accruals made in previous years.
During 2010, the Company recognized $22.3 million of previously unrecognized foreign tax credit benefits as a result of the issuance of clarifying tax guidance and favorable tax developments. In addition, the gross unrecognized tax benefit decreased by $1.9 million as a result of favorable audit settlements in several foreign jurisdictions. During 2010, the Company settled uncertain Mexican tax positions with a payment of $15.6 million ($9.2 million in tax and $6.4 million in interest), which was subject to indemnification by a third party. As a result, the Company’s unrecognized tax benefit decreased by $4.2 million, and related accruals for interest and penalties decreased by $7.7 million. During the year, the accrual for uncertain tax positions also increased for the positions being taken in various tax filings. The accrual is also impacted by changes in foreign exchange rates.
In the year ended December 26, 2009, the Company’s gross unrecognized tax benefit increased by $4.1 million and related accruals for interest and penalties were increased by $7.5 million as a result of identifying uncertain tax positions related to certain entities in Mexico for which the Company is indemnified. Also during 2009, the Company reduced its liability by $7.3 million and related interest and penalties were decreased by $1.8 million as a result of a settlement of audits in Germany and completion of a renewed advance pricing agreement in France. In addition, the company reduced its liability by $2.1 million due to the expiration of statutes of limitation in various jurisdictions.
The Company operates globally and files income tax returns in the United States federal, various state, and foreign jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities throughout the world. The Company is no longer subject to income tax examination in the following major jurisdictions: for U.S. federal tax for years before 2002, Australia (2005), France (2005), Germany (2003), India (1999), Italy (2004), Mexico (2001), and South Korea (2010) with limited exceptions.
As of December 25, 2010 and December 26, 2009, the Company’s gross unrecognized tax benefit was $27.3 million and $53.1 million, respectively. The Company expects to settle one or more foreign audits in the next twelve months that will result in a decrease in the amount of accrual for uncertain tax positions of up to $2.0 million. For the remaining balance as of December 25, 2010, the Company is not able to reliably estimate the timing or ultimate settlement amount. While the Company does not currently expect material changes, it is possible that the amount of unrecognized benefit with respect to the uncertain tax positions will significantly increase or decrease related to audits in various foreign jurisdictions that may conclude during that period or new developments that could also in turn impact the Company’s assessment relative to the establishment of valuation allowances against certain existing deferred tax assets. At this time, the Company is not able to make a reasonable estimate of the range of impact on the balance of unrecognized tax benefits or the impact on the effective tax rate related to these items.
As of December 25, 2010, the Company had $845.8 million of undistributed earnings of international subsidiaries. The Company has not provided for U.S. deferred income taxes on these undistributed earnings because of its intention to indefinitely reinvest these earnings. The determination of the amount of unrecognized deferred U.S. income tax liability is not practicable because of the complexities associated with its hypothetical calculation.
The Company recognized $7.3 million, $16.2 million and $9.4 million of benefits for deductions associated with the exercise of employee stock options in 2010, 2009 and 2008, respectively. These benefits were added directly to paid-in capital, and were not reflected in the provision for income taxes.